                                                                    EXHIBIT 10.7

C L I F F O R D                                    LIMITED LIABILITY PARTNERSHIP
C H A N C E

                                                               EXECUTION VERSION

                             DATED 22 DECEMBER 2003

                                     between

                          EFG AIRCRAFT (HOLDINGS) LTD.

                              EFGA AIRCRAFT LIMITED

                              EFGB AIRCRAFT LIMITED

                              EFG AIRCRAFT LIMITED

                         EFG AIRCRAFT (IRELAND) LIMITED
                                  as Borrowers

                            O'FARRELL LEASING LIMITED

                       O'FARRELL LEASING (IRELAND) LIMITED

                          O'FARRELL LEASING CORPORATION
                                as Export Lessees

                           GATX FINANCIAL CORPORATION
                                       GFC

                                       and

                                 CREDIT LYONNAIS
                                    as Agent

                -------------------------------------------------
                                DEED OF AMENDMENT
                                  relating to a
                       US$ 719,000,000 Facility Agreement
                             dated 20 December 2001
                -------------------------------------------------

                                    CONTENTS

CLAUSE                                                                    PAGE
1. Definitions And Interpretation.......................................   3
2. Amendment To The Facility Agreement..................................   3
3. Representations And Warranties.......................................   7
4. Continuity And Further Assurance.....................................   7
5. Miscellaneous........................................................   8

THIS DEED OF AMENDMENT (this "DEED") is made on 22 December 2003

BETWEEN

(1) EFG AIRCRAFT (HOLDINGS) LTD., a company incorporated under the laws of the Cayman Islands and having its registered office at Walkers SPY Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands ("EFGH");

(2) EFGA AIRCRAFT LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands ("EFGA");

(3) EFGB AIRCRAFT LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands ("EFGB");

(4) EFG AIRCRAFT LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands ("EFG");

(5) EFG AIRCRAFT (IRELAND) LIMITED, a company incorporated under the laws of Ireland and having its registered office at West Block Building, International Financial Services Centre, Dublin 1, Ireland ("EFGI");

      (each of EFGH, EFGA, EFGB, EFG and EFGI a "BORROWER" and together the "BORROWERS")

(6) O'FARRELL LEASING LIMITED, a company incorporated under the laws of the State of Delaware and having its principal place of business at Four Embarcadero Center, Suite 2200, San Francisco, CA94111 ("OLL");

(7) O'FARRELL LEASING (IRELAND) LIMITED, a company incorporated under the laws of Ireland and having its registered office at 30 Herbert Street, Dublin 2, Ireland ("OLI);

(8) O'FARRELL LEASING CORPORATION, a company incorporated under the laws of the State of Delaware, United States of America and having its principal place of business at Four Embarcadero Center, Suite 2200, San Francisco, CA94111 ("OLC");

      (each of OLL, OLI and OLC an "EXPORT LESSEE" and together the "EXPORT LESSEES")

(9) GATX FINANCIAL CORPORATION, a company incorporated under the laws of the State of Delaware, United States of America and having its principal place of business at Four Embarcadero Center, Suite 2200, San Francisco, CA94111 ("GFC"); and

(10) CREDIT LYONNAIS, a banking institution established under the laws of France acting through its main office at 1-3 rue des Italians, 75009 Paris, France, as agent for and on behalf of the Lenders and the National Agents (the "AGENT")

RECITALS

(A) Pursuant to an aircraft facility agreement dated 20 December 2001 entered into between, inter alias, the Borrowers, the Export Lessees, GFC and the Agent (as amended from time to time prior to the date hereof, the "FACILITY AGREEMENT"), the Finance Parties agreed to make available to the Borrowers a term facility upon the terms and subject to the conditions set out therein.

(B) The Borrowers, the Export Lessees, GFC and the Agent have agreed that the provisions of the Facility Agreement shall be amended in accordance with the terms of this Deed.

IT IS AGREED as follows,

1.    DEFINITIONS AND INTERPRETATION

      Unless otherwise defined in this Deed, capitalised terms and expressions used in this Deed shall (unless the context otherwise requires) have the meanings given to them in Appendix X to the Facility Agreement. Rules of interpretation as applicable to this Deed are also set out in Appendix X.

2.    AMENDMENT TO THE FACILITY AGREEMENT

      With effect from the date hereof the Facility Agreement shall be amended as follows:

(a)   Clause 9 (Trigger Event) shall be deleted and replaced with the following:

      "9. TRIGGER EVENT

      9.1 Subject to Clause 9.4, at any time when a Trigger Event has occurred and is continuing, the Security Trustee shall, if directed to do so by each of the National Agents, send a written notice (a "TRIGGER EVENT NOTICE") of the relevant Trigger Event to GFC and following receipt of any Trigger Event Notice and so long thereafter as the relevant Trigger Event is continuing each Export Lessee shall:

      (a) pay to the Security Trustee, all rent, cash deposits and Maintenance Reserves which are received or paid for the account of such Export Lessee by, from, or on behalf of, any Lessee pursuant to any Lease (other than indemnity payments and third party liability insurance proceeds received by such Export Lessee for its own account and not to replenish the Security Deposit);

      (b) deposit with the Security Trustee the originals of all letters of credit then held by such Export Lessee or GFC (or any other person) on its behalf by way of security in respect of any of the Aircraft and execute or procure the execution of in favour of the Security Trustee an irrevocable power of attorney with respect to such letters of credit and ensure that any letters of credit in respect of any of the Aircraft it receives shall have the Security Trustee as the named beneficiary. In the event that the relevant Export Lessee is entitled to make a claim under any such letter of credit it shall promptly notify the Security Trustee. The Security Trustee shall promptly thereafter take such action as shall be necessary to enable the relevant Export Lessee to make the relevant claim, provided that such Export Lessee shall ensure that any amounts paid under any such letters of credit shall be paid to such party and such account as the Security Trustee shall direct; and

      (c) observe the Mortgage registration covenant set forth in Clause 7.8 as if the proviso thereto did not apply,

      9.2 Following the service of a Trigger Event Notice and so long thereafter as the relevant Trigger Event is continuing, the Security Trustee may exercise its rights pursuant to:

      (a) the relevant Lease Security Assignments and Operating Lessor Security Assignments to serve notice on any Lessee requiring such Lessee to pay all monies payable at any time thereafter to an Export Lessee pursuant to the relevant Lease to such account as the Security Trustee shall direct in such notice; and

      (b)   the relevant Borrower Security Assignments to serve notice on any:

            (i) Lessee requiring such Lessee to pay all monies payable at any time thereafter to an Export Lessee pursuant to the relevant Lease; and

            (ii) Export Lessee requiring such Export Lessee to pay all monies payable at any time thereafter to a Borrower pursuant to the relevant Credit Sale Agreement,

            in each case to such account as the Security Trustee shall direct in such notice.

      9.3 Subject to no Termination Event having occurred and being continuing, and subject to a Trigger Event Notice having been served, in the event of an Export Lessee becoming obliged pursuant to the terms of any Lease to return any Lessee Security or Maintenance Reserves, or make any payment determined on the basis of the amount of any Lessee Security or Maintenance Reserves, to a Lessee, or any circumstance arising in respect of which the relevant Export Lessee would be entitled, in the absence of the provisions of this Clause 9, to apply such Lessee Security or Maintenance Reserves towards satisfaction of any obligation of the relevant Lessee in accordance with the provisions of the relevant Lease, the Security Trustee shall return to such Export Lessee any such Lessee Security or Maintenance Reserves which it has received pursuant to Clause 9.1 or shall make such payment as directed by GFC subject to GFC having certified in writing to the Security Trustee that such Export Lessee has become so obliged or so entitled, as the case may be.

      9.4 If at any tune after a Trigger Event Notice has been served a Trigger Event shall cease to be continuing, provided no Termination Event shall have occurred and be continuing, the Security Trustee shall (a) promptly pay or return (as applicable) to the relevant Export Lessee all Trigger Event Security which it received pursuant to Clause 9.1 (and not returned by the Security Trustee to the relevant Export Lessee in accordance with Clause 9.3 above), and in the case of all cash amounts together with accrued interest thereon (such interest to be calculated by the Agent, acting in its sole discretion), together with any powers of attorney that it may have received in respect of any letters of credit, except to the extent that any such amounts have been applied by the Security Trustee in accordance with the provisions of Clause 12.8.1, and (b) revoke each notice given to any Lessee or as the case may be, any Export Lessee as contemplated by Clause 9.2. In such case, the Security Trustee agrees to co-operate at GFC's cost in any steps required for any letters of credit issued in the name of the Security Trustee to be reissued in the name of the relevant Export Lessee or GFC, as shall be so requested.

(b) Clause 12.8 (Application of Trigger Event Security) shall be deleted and replaced with the following:

      "12.8 APPLICATION OF RENT SECURITY

      12.8.1 Subject to a Trigger Event Notice having been served and provided that no Termination Event has occurred and is continuing, on each Repayment Date occurring after service of such Trigger Event Notice, the Security Trustee shall apply all Rent Security (if any) held by the Security Trustee in respect of each Loan on such Repayment Date, together with accrued interest thereon, as follows:

            (a) first, in payment of an amount of up to the total interest due and payable in respect of such Loan on such Repayment Date to each of the National Agents in the proportions specified in the Loan Supplement relating to such Loan for application by each National Agent in or towards the payment of such interest on a pro rota and pari passu basis to the relevant Lenders in respect of such Loan;

            (b) second, in repayment of an amount of up to the total principal amount due and payable in respect of such Loan on such Repayment Date to each of the National Agents in the proportions specified in the Loan Supplement relating to such Loan for application by each National Agent in or towards the payment of such principal on a pro rata and pari passu basis to the relevant Lenders in respect of such Loan;

            (c) third, to the relevant Finance Parties and/or the Export Credit Agencies on a pro rata and pari passu basis in respect of all other amounts due and payable to such Finance Parties and/or Export Credit Agencies on such Repayment Date under this Agreement or any other Transaction Document which remain unpaid, and

            (d) fourth, in reimbursement of the Finance Parties and/or the Export Credit Agencies of any and all Expenses due and payable to any of the Finance Parties and/or the Export Credit Agencies pursuant to any of the Transaction Documents as a result of the occurrence of a Trigger Event, and the Borrowers shall be deemed to have satisfied their obligations to make such payments in respect of such Loans to the extent of the amounts so applied and the amount of the Rent (as defined in the relevant Credit Sale Agreement) payable by each relevant Export Lessee shall be deemed for the purposes of such Credit Sale Agreement to have been reduced by an amount equal to the amount so applied on such Repayment Date in respect of the Loans relating to the Aircraft which such Credit Sale Agreement relates.

      Any Rent Security held by the Security Trustee on any Repayment Date after the application effected on such date in accordance with this Clause
      12.8.1 shall be retained by the Security Trustee as Trigger Event Security pending further application thereof in accordance with (i) this Clause
      12.8.1 on the next Repayment Date or (ii) Clause 12.7.1 (APPLICATION OF PROCEEDS FOLLOWING A TERMINATION EVENT), as the case may be. For the avoidance of doubt, if the Rent Security is not sufficient to pay all amounts due and outstanding from each of the Export Lessees pursuant to the terms of each of the Credit Sale Agreements, GFC shall, upon first written demand from the Security Trustee pursuant to the terms of the Guarantee, pay to the Facility Agent an amount equal to the sums due and outstanding under each of the Credit Sale Agreements and the Facility Agent shall apply any sums received from GFC in accordance with this Clause 12.8.1.

      12.8.2 After the occurrence of a Termination Event and for so long as it is continuing, the Security Trustee shall have the right to treat all or any part of the Trigger Event Security as Proceeds and apply such amounts in accordance with Clause 12.7 (APPLICATION OF PROCEEDS FOLLOWING A TERMINATION EVENT)."

(c) Paragraph (g) of the definition of "Proceeds" in Appendix X to the Facility Agreement shall be deleted and replaced with the following:

      "(g) any and all amounts received or recovered under any Lease following the occurrence of a Termination Event; and"

(d) a new definition of "Rent Security" shall be inserted in Appendix X to the Facility Agreement as follows:

      ""RENT SECURITY" means any and all rent paid under a Lease and received by the Security Trustee (whether in the form of cash or otherwise) pursuant to Clause 9 of the Facility Agreement."

(e) a new definition of "Operating Lessor Security Assignment" shall be inserted in Appendix X to the Facility Agreement as follows:

4.2   TRANSACTION DOCUMENT

      For the avoidance of doubt, the parties hereto confirm that this Deed shall be a Transaction Document.

4.3   GUARANTEE

      GFC hereby acknowledges and consents to the amendments to the Facility Agreement set out herein and hereby confirms that the Guarantee shall remain in full force and effect in respect of each Export Lessee's obligations under the Facility Agreement.

5.    MISCELLANEOUS

5.1   INCORPORATION OF TERMS

      The provisions of Clause 23 (Governing Law and Jurisdiction) of the Facility Agreement shall be incorporated into this Deed as if set out in full herein and as if references therein to "this Agreement" are references to this Deed.

5.2   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

EXECUTED AND DELIVERED AS A DEED by the hands of duly authorised representatives of the parties hereto the day and year first before written.

                                   SIGNATURES

THE BORROWERS

EFG AIRCRAFT (HOLDINGS) LTD.

By: /s/ [ILLEGIBLE]
    ----------------------------
    Attorney-in-Fact

In the presence of:

/s/ [ILLEGIBLE]
----------------------------
Name: [ILLEGIBLE]
Title: [ILLEGIBLE]

EFGA AIRCRAFT LIMITED

By: /s/ [ILLEGIBLE]
-------------------------------
   Attorney-in-Fact

In the presence of:

/s/ [ILLEGIBLE]
----------------------------
Name: [ILLEGIBLE]
Title: [ILLEGIBLE]

EFGB AIRCRAFT LIMITED

By:/s/ [ILLEGIBLE]
-------------------------------
   Attorney-in-Fact

In the presence of:

/s/ [ILLEGIBLE]
----------------------------
Name:[ILLEGIBLE]
Title:[ILLEGIBLE]

EFG AIRCRAFT LIMITED

By:/s/[ILLEGIBLE]
-------------------------------
   Attorney-in-Fact

In the presence of:

/s/ [ILLEGIBLE]
----------------------------
Name:[ILLEGIBLE]
Title:[ILLEGIBLE]

EFG AIRCRAFT (IRELAND) LIMITED

By:/s/ [ILLEGIBLE]
   -------------------------
   Attorney-in-fact

In the presence of:

/s/ [ILLEGIBLE]
----------------------------
Name:[ILLEGIBLE]
Title:[ILLEGIBLE]

THE EXPORT LESSEES

O'FARRELL LEASING LIMITED

By:/s/[ILLEGIBLE]

In the presence of:

/s/ Florence P. McGinty
-----------------------
Name:  Florence P. McGinty
Title: Administrative Assistant

O'FARRELL LEASING (IRELAND) LIMITED

By:/s/[ILLEGIBLE]

In the presence of:

/s/ Florence P. McGinty
---------------------------------
Name:  Florence P. McGinty
Title: Administrative Assistant

O'FARRELL LEASING CORPORATION

By: /s/ [ILLEGIBLE]
---------------------------------
Florence P. McGinty

In the presence of:

/s/ Florence P. McGinty
---------------------------------
Name:  Florence P. McGinty
Title: Administrative Assistant

GFC

GATX FINANCIAL CORPORATION

By: /s/ [ILLEGIBLE]

In the presence of:

/s/ Florence P. McGinty
--------------------------------
Name:  Florence P. McGinty
Title: Administrative Assistant

THE AGENT

CREDIT LYONNAIS

By:

In the presence of:

_____________________
Name:
Title:

By:

In the presence of:

___________________

Name:
Title:

The Agent

CREDIT LYONNAIS

By: /s/ [ILLEGIBLE]
   -----------------

In the presence of:

/s/ [ILLEGIBLE]
--------------------
Name:
Title:

[ILLEGIBLE]